Third Quarter 2026 Supplemental

Exhibit 99.2

The Lodge at Historic Lewes

Lewes, DE

Disclaimers

Forward-Looking Statements

Certain statements contained in this supplemental, furnished in conjunction with the Third Quarter 2026 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.'s (the "Company") expectations regarding its performance, interest expense, balance sheet, full year 2026 guidance and the assumptions therein, including net income or loss attributable to common stockholders and per diluted share, NAREIT FFO attributable to common stockholders and per diluted share, NFFO attributable to common stockholders and per diluted share, NOI growth, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth, Occupancy, revenue growth, purchases, sales, and development of assets, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, changing macroeconomic, domestic legal and fiscal policies; geopolitical conditions and other risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on February 27, 2026, and other periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement.

Non-GAAP Financial Measures

The Company’s reported results are presented in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI, Same-Store NOI, Cash NOI, Pro-Rata Cash NOI, Annualized Cash NOI, Interest Coverage Ratio, Fixed Charge Coverage Ratio and constant currency Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and are used by investors and analysts to compare the operating performance of the Company between periods and to other real estate investment trusts ("REITs") or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this supplemental. See below and the appendix for further information regarding the Company's non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided by operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly titled items reported by other REITs or other companies.

NAREIT Funds from Operations (FFO) and Normalized Funds from Operations (NFFO)

We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in Occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss) as determined in accordance with GAAP. However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful.

Net Operating Income (NOI)

We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and are useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure of operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance.

American Healthcare REIT | Q3 2026 Supplemental | Page 2

Pro-Rata Annualized Cash NOI

Overview (as of September 30, 2026)

(dollars in thousands, except per share and Pro-Rata)

Portfolio Overview

	Campuses/ Properties	Beds/ Units (1)	Leased % (2)	WALT (years)	Annualized Cash NOI (3)
Integrated Senior Health Campuses (ISHC)	149	15,105	90.5%	—	$387,196	56.5%
Senior Housing Operating Properties (SHOP)	109	10,072	90.1%	—	183,100	26.7%
Outpatient Medical (OM)	70	3,654	87.7%	4.9	74,092	10.8%
Triple-Net Leased Properties	17	1,364	89.8%	12.1	30,304	4.4%
Debt Investments (4)	—	—	—	—	11,084	1.6%
Total	345			6.5	$685,776	100.0%

Same-Store NOI Performance (3)

	Campuses / Properties	Q3 2025	Q3 2026	% Change	YTD 9/30/25	YTD 9/30/26	% Change
ISHC	115	$62,627	$72,478	15.7%	$183,186	$211,503	15.5%
SHOP	64	13,689	17,555	28.2%	39,271	48,278	22.9%
OM	65	17,497	17,567	0.4%	51,584	52,207	1.2%
Triple-Net Leased Properties	17	7,375	7,576	2.7%	21,825	22,508	3.1%
Total	261	$101,188	$115,176	13.8%	$295,866	$334,496	13.1%

Earnings Metrics (3)

	Q3 2025	Q3 2026	% Change	YTD 9/30/2025	YTD 9/30/2026	% Change
NAREIT FFO per share - diluted	$0.54	$0.55	1.9%	$1.32	$1.55	17.4%
Normalized FFO per share - diluted	$0.44	$0.58	31.8%	$1.25	$1.64	31.2%

Balance Sheet Metrics

Coverage
Interest Coverage Ratio	8.7X

Fixed Charge Coverage Ratio	6.8X

Net Debt-to-Annualized Adjusted EBITDA	1.9X

(1)	OM presents GLA in thousands, rather than Beds/Units.
(2)

Occupancy for ISHC, SHOP, and Triple-Net Leased Properties is reported as a quarterly average, while OM Occupancy is reported on a quarter-end spot basis. Triple-Net Leased Properties exclude Hospitals.

(3)	See reconciliations in the appendix of this supplemental. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four.
(4)	Relates to debt security investment and debt investment within Triple-Net Leased Properties.

Note: Except as otherwise noted, all data herein is presented on a consolidated basis. The contents of this Supplemental are unaudited and totals may not add due to rounding.

American Healthcare REIT | Q3 2026 Supplemental | Page 3

Integrated Senior Health Campuses

(dollars in thousands)

Total Portfolio

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 9/30/25	YTD 9/30/26
Campuses	135	149	149	148	149	—	—
IL units	1,304	1,436	1,488	1,531	1,559	1,304	1,559
AL/MC units	4,850	5,454	5,459	5,429	5,427	4,850	5,427
SNF beds	7,601	8,275	8,275	8,137	8,119	7,601	8,119
Consolidated total beds/units	13,755	15,165	15,222	15,097	15,105	13,755	15,105

Total average Occupancy	89.6%	90.1%	89.9%	89.5%	90.5%	89.0%	90.0%
IL/AL/MC average Occupancy	91.4%	91.9%	90.4%	90.5%	91.0%	89.5%	90.6%
SNF average Occupancy	88.2%	88.7%	89.4%	88.6%	90.1%	88.6%	89.4%

Cash revenue (1)	$455,453	$472,577	$502,743	$510,809	$534,189	$1,310,814	$1,547,741
Operating expenses	386,254	401,798	424,223	426,226	437,390	1,113,386	1,287,839
Cash NOI (1)	$69,199	$70,779	$78,520	$84,583	$96,799	$197,428	$259,902
Cash NOI Margin %	15.2%	15.0%	15.6%	16.6%	18.1%	15.1%	16.8%
Maintenance Capex	$4,863	$5,026	$4,657	$5,606	$7,668	$12,683	$17,931

Same-Store

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q3 2026 vs Q3 2025	YTD 9/30/25	YTD 9/30/26	YTD 2026 vs YTD 2025
Campuses	115	115	115	115	115		115	115
Consolidated beds/units	11,711	11,708	11,710	11,721	11,708		11,711	11,708

Total average Occupancy	90.1%	90.5%	91.2%	90.7%	91.2%	111 bps	89.3%	91.0%	170 bps
IL/AL/MC average Occupancy	91.7%	92.0%	91.9%	91.9%	92.6%	87 bps	90.1%	92.1%	205 bps
SNF average Occupancy	88.9%	89.3%	90.6%	89.9%	90.2%	129 bps	88.8%	90.2%	144 bps

Same-Store revenue (1)	$329,813	$333,382	$336,108	$337,499	$345,490	4.8%	$961,411	$1,019,097	6.0%
Same-Store operating expenses	267,186	269,466	268,433	266,149	273,012	2.2%	778,225	807,594	3.8%
Compensation	168,737	174,823	170,418	172,096	177,483	5.2%	491,156	519,997	5.9%
Controllable (2)	88,503	87,008	88,210	84,131	85,260	(3.7%)	256,529	257,601	0.4%
Non-Controllable (3)	9,946	7,635	9,805	9,922	10,269	3.2%	30,540	29,996	(1.8%)
Same-Store NOI (1)	$62,627	$63,916	$67,675	$71,350	$72,478	15.7%	$183,186	$211,503	15.5%
Same-Store NOI Margin %	19.0%	19.2%	20.1%	21.1%	21.0%	199 bps	19.1%	20.8%	170 bps

(1)	See reconciliations in the appendix of this supplemental.
(2)	Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3)	Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT | Q3 2026 Supplemental | Page 4

ISHC Revenue per Payor and Bed Type

Consolidated

	Average Daily Rate			% of Resident Days		% of Revenue
	Q3 2025	Q3 2026	% change	Q3 2025	Q3 2026	Q3 2025	Q3 2026
Medicare	$696.98	$726.38	4.2%	10.8%	10.0%	22.2%	20.6%
Medicare Advantage	$581.03	$611.05	5.2%	7.2%	7.8%	12.2%	13.6%
Private	$403.90	$430.66	6.6%	10.9%	10.9%	12.8%	13.3%
Managed care/insurance	$409.83	$511.16	24.7%	0.3%	0.4%	0.4%	0.6%
Medicaid	$320.73	$326.57	1.8%	24.4%	23.4%	22.8%	20.9%
Total skilled nursing	$449.21	$468.38	4.3%	53.6%	52.5%	70.4%	69.0%
Total senior housing	$190.01	$199.65	5.1%	46.4%	47.5%	25.7%	26.9%
Ancillary revenue	$13.35	$14.46	8.4%	0.0%	0.0%	3.9%	4.1%
Total	$339.64	$352.69	3.8%	100.0%	100.0%	100.0%	100.0%

Quality Mix				75.6%	76.6%	77.2%	79.1%

Same-Store (1)

	Average Daily Rate			% of Resident Days		% of Revenue
	Q3 2025	Q3 2026	% change	Q3 2025	Q3 2026	Q3 2025	Q3 2026
Medicare	$697.45	$729.42	4.6%	11.3%	10.8%	23.4%	22.3%
Medicare Advantage	$579.12	$610.95	5.5%	7.4%	8.1%	12.8%	14.0%
Private	$404.70	$432.44	6.9%	11.1%	11.7%	13.4%	14.3%
Managed care/insurance	$408.19	$523.10	28.2%	0.3%	0.5%	0.4%	0.7%
Medicaid	$324.53	$335.74	3.5%	25.1%	24.3%	24.3%	23.0%
Total skilled nursing	$451.61	$474.92	5.2%	55.2%	55.4%	74.3%	74.3%
Total senior housing	$192.72	$203.16	5.4%	44.8%	44.6%	25.7%	25.7%
Total	$335.75	$353.78	5.4%	100.0%	100.0%	100.0%	100.0%

Quality Mix				74.9%	75.7%	75.7%	77.0%

(1)
Does not include ancillary revenue.

American Healthcare REIT | Q3 2026 Supplemental | Page 5

Senior Housing Operating Properties

(dollars in thousands, except RevPOR and ExPOR, and Pro-Rata)

Total Portfolio

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 9/30/25	YTD 9/30/26
Properties	71	81	87	92	109	—	—
Consolidated total units	5,724	6,978	7,486	8,042	10,072	5,724	10,072
Consolidated average Occupancy	87.4%	89.0%	88.9%	88.8%	90.1%	86.1%	89.3%

Cash revenue (1)	$76,327	$91,134	$106,737	$121,361	$164,975	$216,034	$393,073
Operating expenses	61,001	71,423	80,957	89,894	119,200	174,943	290,051
Cash NOI (1)	$15,326	$19,711	$25,780	$31,467	$45,775	$41,091	$103,022
Cash NOI Margin %	20.1%	21.6%	24.2%	25.9%	27.7%	19.0%	26.2%
RevPOR	$5,177	$5,300	$5,600	$5,754	$6,613	$5,137	$6,038
ExPOR	$4,138	$4,154	$4,247	$4,262	$4,787	$4,161	$4,459
Consolidated Maintenance Capex	$4,559	$5,144	$3,586	$4,552	$7,698	$10,862	$15,836

Same-Store

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q3 2026 vs Q3 2025	YTD 9/30/25	YTD 9/30/26	YTD 2026 vs YTD 2025
Properties	64	64	64	64	64		64	64
Consolidated units	5,103	5,103	5,107	5,107	5,127		5,103	5,127
Consolidated average Occupancy	87.6%	89.0%	88.6%	88.7%	90.0%	244 bps	86.5%	89.1%	259 bps

Same-Store revenue (1)	$68,675	$69,917	$71,199	$72,295	$74,853	9.0%	$202,413	$218,347	7.9%
Same-Store operating expenses	54,986	55,978	56,563	56,208	57,298	4.2%	163,142	170,069	4.2%
Compensation	33,413	33,959	34,333	34,369	34,845	4.3%	98,682	103,547	4.9%
Controllable (2)	18,492	18,759	19,097	18,750	19,169	3.7%	55,074	57,016	3.5%
Non-Controllable (3)	3,081	3,260	3,133	3,089	3,284	6.6%	9,386	9,506	1.3%
Same-Store NOI (1)	$13,689	$13,939	$14,636	$16,087	$17,555	28.2%	$39,271	$48,278	22.9%
Same-Store NOI Margin %	19.9%	19.9%	20.6%	22.3%	23.5%	352 bps	19.4%	22.1%	271 bps
RevPOR	$5,161	$5,164	$5,281	$5,354	$5,442	5.4%	$5,136	$5,360	4.4%
ExPOR	$4,132	$4,134	$4,195	$4,163	$4,166	0.8%	$4,139	$4,174	0.8%

(1)	See reconciliations in the appendix of this supplemental.
(2)	Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3)	Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT | Q3 2026 Supplemental | Page 6

NOI Diversification

(Presented by percentage of Q3 2026 Pro-Rata Cash NOI, excluding other non-recurring items)

By Partner

	Campuses/ Properties	Beds/Units	ISHC	SHOP	SHOP+⁽¹⁾
Trilogy Management Services	149	15,105	100.0%	—	65.9%
Great Lakes Management	8	1,134	—	16.4%	5.6%
Heritage Senior Living	7	933	—	15.1%	5.1%
LCB Senior Living	8	872	—	14.9%	5.1%
Cogir Senior Living	14	904	—	10.5%	3.6%
Remaining	72	6,229	—	43.1%	14.7%
Total	258	25,177	100.0%	100.0%	100.0%

By State

	Campuses/ Properties	Beds/Units	ISHC	SHOP	SHOP+⁽¹⁾
Indiana	75	7,520	52.8%	2.8%	35.8%
Ohio	39	4,197	20.4%	—	13.4%
Michigan	22	2,020	11.2%	1.7%	8.0%
Kentucky	19	1,808	11.5%	—	7.6%
Minnesota	7	992	—	14.2%	4.8%
California	10	1,249	—	12.3%	4.2%
Pennsylvania	7	750	—	10.9%	3.7%
Virginia	4	536	—	8.7%	3.0%
North Carolina	8	522	0.3%	6.0%	2.3%
Oregon	14	855	—	5.0%	1.7%
Remaining	53	4,728	3.8%	38.4%	15.5%
Total	258	25,177	100.0%	100.0%	100.0%

(1)	SHOP+ consists of ISHC and SHOP. See Defined Terms section of the appendix for more details.

American Healthcare REIT | Q3 2026 Supplemental | Page 7

OM by Location

Outpatient Medical

(dollars and square feet in thousands, except revenue per square foot and Cash NOI per square foot)

Total Portfolio

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 9/30/25	YTD 9/30/26
Properties	73	71	71	70	70	—	—
Consolidated GLA (Sq. Ft.)	3,825	3,685	3,685	3,654	3,654	3,825	3,654
Ending Occupancy	86.5%	88.9%	88.2%	88.4%	87.7%	86.5%	87.7%

Cash revenue (1)	$30,131	$29,558	$29,993	$29,495	$30,348	$93,013	$89,836
Operating expenses	11,458	11,236	11,826	11,214	11,825	35,483	34,865
Cash NOI (1)	$18,673	$18,322	$18,167	$18,281	$18,523	$57,530	$54,971

Cash NOI Margin %	62.0%	62.0%	60.6%	62.0%	61.0%	61.9%	61.2%
Revenue per Sq. Ft.	$31.51	$32.08	$32.56	$32.29	$33.22	$32.42	$32.78
Cash NOI per Sq. Ft.	$19.53	$19.89	$19.72	$20.01	$20.28	$20.05	$20.06
Maintenance Capex	$4,924	$8,225	$2,107	$2,190	$3,568	$15,183	$7,865

Same-Store

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q3 2026 vs Q3 2025	YTD 9/30/25	YTD 9/30/26	YTD 2026 vs YTD 2025
Properties	65	65	65	65	65		65	65
Consolidated GLA (Sq. Ft.)	3,259	3,259	3,259	3,260	3,260		3,259	3,260
Ending Occupancy	93.3%	93.4%	93.0%	92.6%	91.9%	(146 bps)	93.3%	91.9%	(146 bps)

Same-Store revenue (1)	$27,747	$27,627	$28,119	$27,722	$28,510	2.7%	$81,812	$84,351	3.1%
Same-Store operating expenses	10,250	9,885	10,870	10,331	10,943	6.8%	30,228	32,144	6.3%
Same-Store NOI (1)	$17,497	$17,742	$17,249	$17,391	$17,567	0.4%	$51,584	$52,207	1.2%

Same-Store NOI Margin %	63.1%	64.2%	61.3%	62.7%	61.6%	(144 bps)	63.1%	61.9%	(116 bps)
Same-Store revenue per Sq. Ft.	$34.06	$33.91	$34.51	$34.01	$34.98		$33.47	$34.50
Same-Store NOI per Sq. Ft.	$21.48	$21.78	$21.17	$21.34	$21.55		$21.10	$21.35

Tenants and Occupancy Metrics (as of September 30, 2026)

Tenants	ABR	%	S&P Credit Rating
Christus Good Shepherd Health System	$8,089	9.5%	A
Prime Healthcare	2,571	3.0%	B
Montefiore Medical Center	2,519	2.9%	BBB-
Atrius Health, Inc.	2,294	2.7%	A+
Cullman Regional Medical Center	1,994	2.3%	-
Remaining portfolio	68,094	79.6%	Various
Total	$85,560	100.0%

OM Absorption
Occupied Square Feet as of December 31, 2025	3,277
Expirations	(264)
Renewals	156
New leases	57
Terminations	(8)
Adjustment/remeasurement	(3)
Dispositions	(10)
Occupied Square Feet as of September 30, 2026	3,205

Trailing 12-months Retention	55.9%

(1)	See reconciliations in the appendix of this supplemental.

American Healthcare REIT | Q3 2026 Supplemental | Page 8

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YTD 9/30/25	YTD 9/30/26
Properties	18	18	18	17	17	—	—
AL/MC beds/units	538	538	538	538	538	538	538
SNF beds	882	882	882	826	826	882	826
Consolidated total beds/units (1)	1,420	1,420	1,420	1,364	1,364	1,420	1,364
Average operator Occupancy (1)	88.5%	89.2%	90.5%	90.5%	89.8%	88.9%	90.3%

Cash revenue (2)	$8,027	$8,053	$8,591	$8,119	$7,981	$24,499	$24,691
Debt investments	1,165	1,167	1,158	1,171	2,771	3,809	5,100
Operating expenses	495	456	958	661	405	2,213	2,024
Cash NOI (2)	$8,697	$8,764	$8,791	$8,629	$10,347	$26,095	$27,767
Cash NOI Margin %	94.6%	95.1%	90.2%	92.9%	96.2%	92.2%	93.2%

Same-Store

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q3 2026 vs Q3 2025	YTD 9/30/25	YTD 9/30/26	YTD 2026 vs YTD 2025
Properties	17	17	17	17	17		17	17
Consolidated beds/units (1)	1,364	1,364	1,364	1,364	1,364		1,364	1,364
Average operator Occupancy (1)	88.2%	89.1%	90.6%	90.5%	89.8%	165 bps	88.7%	90.3%	162 bps

Same-Store revenue (2)	$7,870	$7,896	$8,078	$8,119	$7,981	1.4%	$23,455	$24,178	3.1%
Same-Store operating expenses	495	456	604	661	405	(18.2%)	1,630	1,670	2.5%
Same-Store NOI (2)	$7,375	$7,440	$7,474	$7,458	$7,576	2.7%	$21,825	$22,508	3.1%
Same-Store NOI Margin %	93.7%	94.2%	92.5%	91.9%	94.9%	122 bps	93.1%	93.1%	4 bps
Same-Store NOI (constant currency) (3)	$7,371	$7,455	$7,471	$7,461	$7,576	2.8%	$21,914	$22,508	2.7%

(1)	Facilities are 100% triple-net leased and operators' occupancies exclude Hospitals.
(2)	See reconciliations in the appendix of this supplemental.
(3)

To eliminate the impact of exchange rate movements, the Company calculates Same-Store NOI on a constant currency basis, a non-GAAP measure, which includes currency adjustment for UK properties at September 30, 2026 YTD average GBP/USD rate of 1.34.

American Healthcare REIT | Q3 2026 Supplemental | Page 9

Triple-Net Leased Properties Rent Coverage Stratification

Tenant EBITDAR Coverage

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q3 2026 (1)
Coverage	Senior Housing-Leased	SNFs	Hospitals	Total	WALT (years)	Number of Leases
< 0.80x	—	—	1.1%	1.1%	10.7	1
0.80x - 0.89x	—	—	—	—	—	—
0.90x - 0.99x	—	1.1%	—	1.1%	14.8	1
1.00x - 1.09x	0.4%	—	—	0.4%	5.7	1
1.10x - 1.19x	0.8%	—	—	0.8%	24.0	1
1.20x - 1.29x	—	—	—	—	—	—
1.30x - 1.39x	—	—	—	—	—	—
1.40x - 1.49x	—	—	—	—	—	—
1.50x - 1.59x	—	—	—	—	—	—
1.60x - 1.69x	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—
1.80x - 1.89x	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—
> 2.00x	—	0.8%	0.2%	1.0%	4.7	2
Total	1.2%	1.9%	1.3%	4.4%	12.1	6

Segment rent coverage (2)	1.14x	1.52x	0.98x	1.24x

Tenant Occupancy	89.0%	90.4%	N/A	89.8%

Tenant EBITDARM Coverage

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q3 2026 (1)
Coverage	Senior Housing-Leased	SNFs	Hospitals	Total	WALT (years)	Number of Leases
< 0.80x	—	—	1.1%	1.1%	10.7	1
0.80x - 0.89x	—	—	—	—	—	—
0.90x - 0.99x	—	—	—	—	—	—
1.00x - 1.09x	—	—	—	—	—	—
1.10x - 1.19x	—	—	—	—	—	—
1.20x - 1.29x	0.4%	—	—	0.4%	5.7	1
1.30x - 1.39x	—	—	—	—	—	—
1.40x - 1.49x	0.8%	1.1%	—	1.9%	17.8	2
1.50x - 1.59x	—	—	—	—	—	—
1.60x - 1.69x	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—
1.80x - 1.89x	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—
> 2.00x	—	0.8%	0.2%	1.0%	4.7	2
Total	1.2%	1.9%	1.3%	4.4%	12.1	6

Segment rent coverage (2)	1.39x	2.02x	1.23x	1.59x

Tenant Occupancy	89.0%	90.4%	N/A	89.8%

(1)	Represents trailing twelve month coverage metrics as of June 30, 2026. Percentages are based on Pro-Rata Cash NOI for the three month ended September 30, 2026.
(2)	Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT | Q3 2026 Supplemental | Page 10

Revenue and Lease Expiration (1)

(dollars in thousands, as of September 30, 2026)

	OM					Triple-Net Leased Properties
Year	ABR (2)	% of ABR	# of Expiring Leases	Total Sq. Ft.	% of GLA	ABR (2)	% of ABR	Interest Income (3)		Total
2026	$645	0.7%	14	54	1.7%	$—	0.0%	$—	0.0%	$645	0.4%
2027	8,332	8.5%	59	292	9.0%	—	0.0%	6,922	63.3%	15,254	10.5%
2028	14,221	14.5%	65	487	15.1%	—	0.0%	4,013	36.7%	18,234	12.5%
2029	14,825	15.1%	68	524	16.2%	—	0.0%	—	0.0%	14,825	10.2%
2030	11,541	11.8%	50	379	11.7%	5,779	15.8%	—	0.0%	17,320	11.9%
Thereafter	48,651	49.4%	139	1,495	46.3%	30,773	84.2%	—	0.0%	79,424	54.5%
Total	$98,215	100.0%	395	3,231	100.0%	$36,552	100.0%	$10,935	100.0%	$145,702	100.0%

(1)
Excludes ISHC and SHOP.
(2)
Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2026.
(3)
Represents total interest income from debt investments.

American Healthcare REIT | Q3 2026 Supplemental | Page 11

Debt Maturities

(dollars in thousands, as of September 30, 2026)

Period	Lines of Credit and Term Loan	Mortgage Loans Payable	Combined Debt	% of Combined Debt	Weighted Average Interest Rate (2)_(3)
2026	$—	$4,888	$4,888	0.4%	3.52%
2027	550,000	56,182	606,182	43.9%	4.74%
2028	—	139,740	139,740	10.1%	4.40%
2029	—	16,963	16,963	1.2%	3.36%
2030	—	44,732	44,732	3.2%	4.51%
Thereafter (1)	—	568,262	568,262	41.2%	3.74%
Total	$550,000	$830,767	$1,380,767	100.0%
Weighted interest rate (2)_(3)	4.86%	3.87%	4.26%
Weighted average maturity (years)	0.3	20.7	12.6
Percentage of variable-rate debt	— %	— %	— %

(1)	Debt maturing after 2030 has a weighted average maturity date of April 2053 (27 Years).
(2)	Interest rates reflect two in-place swap derivatives for $350 million and $200 million with strikes at 3.51% and 3.52%, respectively, which mature on January 19, 2027.
(3)	Does not include interest rate impact from mortgage insurance premiums and equipment financing.

American Healthcare REIT | Q3 2026 Supplemental | Page 12

2026 Real Estate Acquisitions and Dispositions

(dollars in thousands)

Acquisitions

Reportable Segment/Quarter	Number of Properties	Beds/Units	Gross Purchase Price	Average Cost per Bed/Unit
SHOP
Q1 2026	7	501	$162,750	$325
Q2 2026	5	558	126,917	227
Q3 2026	17	2,011	1,693,000	842
Total	29	3,070	$1,982,667	$646

Dispositions

Reportable Segment/Quarter	Number of Properties/ Campuses	Beds/Units/GLA (1)	Gross Proceeds
ISHC
Q2 2026	1	83	$14,150

OM
Q2 2026	1	32	1,000

Triple-Net Leased Properties
Q2 2026	1	56	7,100

Total	3		$22,250

(1)	OM presents GLA in thousands, rather than Beds/Units.

American Healthcare REIT | Q3 2026 Supplemental | Page 13

Real Estate Developments & Expansions

(dollars in thousands)

In-Process Pipeline

							Development Timing
Project Name	State	Segment	Type of Project	Beds/Units	Spent to Date	Total Expected Cost	Construction Start	Expected Completion
Portage	MI	ISHC	New Campus	108	$25,344	$25,344	Q3 2024	Q4 2026
Mooresville	IN	ISHC	Wing Expansion	27	4,329	4,463	Q1 2025	Q4 2026
Scio Township	MI	ISHC	New Campus	109	14,339	26,651	Q3 2025	Q2 2027
Holly	MI	ISHC	New Campus	114	5,320	29,692	Q3 2025	Q1 2028
Lowell	IN	ISHC	IL Villas	50	4,033	14,484	Q3 2025	Q3 2027
Noblesville	IN	ISHC	IL Villas	32	5,914	10,401	Q3 2025	Q4 2026
Lafayette	IN	ISHC	IL Villas	8	1,561	2,505	Q3 2025	Q4 2026
LaGrange	KY	ISHC	IL Villas	26	6,047	8,791	Q3 2025	Q1 2027
Tiffin	OH	ISHC	IL Villas	30	2,751	8,429	Q3 2025	Q2 2027
Tiffin	OH	ISHC	Wing Expansion	18	1,245	2,968	Q3 2025	Q1 2027
Jasper	IN	ISHC	Wing Expansion	17	777	2,754	Q3 2025	Q2 2027
Warsaw	IN	ISHC	Wing Expansion	24	5,908	5,908	Q3 2025	Q4 2026
Waunakee - Phase I	WI	ISHC	New Campus	108	2,796	3,760	Q1 2026	Q4 2026
Delaware City	OH	ISHC	New Campus	136	5,606	35,032	Q2 2026	Q1 2028
Sun Prairie	WI	ISHC	Wing Expansion	10	1,205	2,069	Q2 2026	Q4 2026
Kendallville	IN	ISHC	IL Villas	32	1,028	9,613	Q3 2026	Q4 2027
Total				849	$88,203	$192,864

Completed Projects (1)

Project Name	State	Segment	Type of Project	Beds/Units	Total Cost	Construction Completion
Harrodsburg	KY	ISHC	IL Villas	32	$9,622	Q1 2026
Sylvania	OH	ISHC	IL Villas	26	8,741	Q1 2026
Ottawa	OH	ISHC	IL Villas	30	8,511	Q1 2026
Greenfield	IN	ISHC	IL Villas	16	4,731	Q2 2026
Howell	MI	ISHC	Wing Expansion	36	2,346	Q3 2026
Total				140	$33,951

(1)	Includes projects that have been completed through YTD September 30, 2026. Certain projects that have been completed may not yet be stabilized.

American Healthcare REIT | Q3 2026 Supplemental | Page 14

Full Year 2026 Guidance (1)

(dollars in millions, except per share)

NAREIT FFO and Normalized FFO Attributable to Common Stockholders Reconciliation

	Current		Prior		Guidance Adjustment ⁽²⁾
	Low	High	Low	High
Net income attributable to common stockholders	$123.2	$129.2	$108.5	$116.5	$13.7
Depreciation and amortization ⁽³⁾	322.1	322.1	306.8	306.8	15.3
Impairment and gain/losses from dispositions ⁽³⁾	(3.5)	(3.5)	(3.9)	(3.9)	0.4
NAREIT FFO attributable to common stockholders	$441.8	$447.8	$411.4	$419.4	$29.4
Amortization of other intangible assets/liabilities ⁽³⁾	2.7	2.7	1.3	1.3	1.4
Change in deferred rent ⁽³⁾	(1.3)	(1.3)	(1.6)	(1.6)	0.3
Non-cash impact of changes to equity plan ⁽³⁾⁽⁴⁾	26.3	26.3	21.9	21.9	4.4
Other adjustments ⁽⁵⁾	(6.2)	(6.2)	(0.2)	(0.2)	(6.0)
Normalized FFO attributable to common stockholders	$463.3	$469.3	$432.8	$440.8	$29.5
Weighted average diluted shares (in millions)	207.7	207.7	201.3	201.3	6.4

Net income attributable to common stockholders - per share	$0.59	$0.62	$0.54	$0.58	$0.045
NAREIT FFO attributable to common stockholders - per share	$2.13	$2.16	$2.04	$2.08	$0.085
NFFO attributable to common stockholders - per share	$2.23	$2.26	$2.15	$2.19	$0.075

Same-Store NOI Growth

	Current		Prior		Guidance Adjustment ⁽²⁾
	Low	High	Low	High
Total Portfolio Same-Store NOI Growth	12.0%	14.0%	11.0%	13.0%	100 bps
Segment-Level Same-Store NOI Growth:
ISHC	14.5%	16.5%	13.0%	16.0%	100 bps
SHOP	23.0%	26.0%	18.0%	21.0%	500 bps
Outpatient Medical	0.5%	1.0%	—	1.0%	25 bps
Triple-Net Leased Properties	2.5%	3.5%	2.0%	3.0%	50 bps

Other Select Guidance Assumptions

	Current		Prior		Guidance Adjustment ⁽²⁾
	Low	High	Low	High
General and administrative expenses	$74	$78	$74	$78	—
Interest expense	$74	$77	$75	$79	$(1.5)
Other income, net	$6	$9	$5	$8	$1.0
Development funding – new starts and on-going projects	$100	$110	$150	$170	$(55.0)
Acquisitions / Investments	No additional acquisitions or investments beyond ~$2.1B closed YTD		No additional acquisitions or investments beyond ~$1.4B closed YTD

(1)
The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide, without unreasonable effort, guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenue, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.
(2)
Reflects changes between current and prior guidance range at the midpoint.
(3)
Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.
(4)
Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.
(5)
Includes adjustments for capitalized interest, transaction, transition and restructuring costs and additional items as noted in the Company’s definition for NFFO.

American Healthcare REIT | Q3 2026 Supplemental | Page 15

Components of NAV (1)

(dollars and square feet in thousands)

Segment	Campuses/ Properties	Square Feet	Total Beds/Units	Q3 2026 Cash NOI (2)	Q3 2026 Annualized Cash NOI (2)
ISHC	148	11,377	14,998	$87,530	$350,120
SHOP (3)	109	9,380	10,072	46,016	184,064
Outpatient Medical	69	3,643		18,570	74,280
Triple-Net Leased Properties (3)	17	961	1,364	7,774	31,096
Total	343	25,361	26,434	$159,890	$639,560

Obligations	Pro-Rata	Consolidated	Weighted Avg. Interest Rate
Mortgage debt	$830,767	$830,767	3.87%
Revolving LOC	—	—	4.97%
Term loan(4)	550,000	550,000	4.86%
Total debt	1,380,767	1,380,767
Cash, cash equivalents and restricted cash pertaining to debt	(247,566)	(247,702)
Net Debt	$1,133,201	$1,133,065
Other tangible liabilities, net:
Accounts payable and accrued liabilities	$371,534	$371,593
Other	66,457	66,538
Total other tangible liabilities, net	437,991	438,131
Financing	19,146	19,147
Lease obligations	135,422	135,430
Net obligations	$1,725,760	$1,725,773

Other Assets
Debt investments, gross	$238,254	$238,254
Other tangible assets:
Accounts receivable	228,503	228,503
Capital expenditures	132,633	132,645
Inventory	21,352	21,352
Other	60,635	60,656
Total other tangible assets	443,123	443,156
Sold assets/assets expected to be sold	18,000	18,000
Total other assets	$699,377	$699,410

Common Shares and OP Units Issued and Outstanding
Total common shares	231,479,253	231,479,253
Total OP Units	1,936,425	1,936,425
Total common shares and OP Units	233,415,678	233,415,678

(1)
Dollars, square feet and beds/units are presented on a consolidated basis as of September 30, 2026.
(2)
Cash NOI is adjusted to exclude non-recurring items for the three months ended September 30, 2026.
(3)
Excludes interest income from debt investments.
(4)
Weighted average rates reflect in-place swap derivatives.

American Healthcare REIT | Q3 2026 Supplemental | Page 16

Holbrook Sugar Hill

Sugar Hill, GA

Third Quarter 2026

Supplemental Appendix

Non-GAAP Reconciliations

&

Defined Terms

American Healthcare REIT | Q3 2026 Supplemental | Page 17

NAREIT FFO/NFFO Reconciliation (1)

(in thousands, except shares and per share amounts)

	Q3 2026	Q3 2025	YTD 9/30/26	YTD 9/30/25
Net income	$31,515	$56,639	$86,506	$59,878
Depreciation and amortization related to real estate — consolidated properties	90,800	49,115	229,849	131,980
Depreciation and amortization related to real estate — unconsolidated entities	43	15	71	1,018
Impairment of real estate investments — consolidated properties	—	3,768	2,137	38,133
(Gain) loss on dispositions of real estate investments, net — consolidated properties	—	(691)	(5,647)	2,344
Gain on re-measurement of previously held equity interest	—	(14,580)	—	(14,580)
Net income attributable to noncontrolling interests	(302)	(712)	(974)	(847)
Depreciation, amortization, impairments, net gain/loss on dispositions and gain on re-measurement — noncontrolling interests	(1,449)	(521)	(3,005)	(2,216)
NAREIT FFO attributable to controlling interest	120,607	93,033	308,937	215,710
Transaction, transition and restructuring costs	5,113	50	9,870	1,808
Amortization of above- and below-market leases	281	295	911	1,063
Amortization of direct origination and closing costs — debt investments	739	11	763	60
Change in deferred rent	(184)	(485)	(1,120)	(1,877)
Non-cash impact of changes to equity instruments (2)	9,284	3,429	19,909	9,170
Non-cash income tax benefit	(294)	(21,401)	(1,241)	(21,401)
Capitalized interest	(834)	(401)	(2,189)	(843)
(Gain) loss on debt extinguishments	—	(22)	147	1,784
Loss (gain) in fair value of derivative financial instruments	106	(166)	(1,778)	1,213
Foreign currency loss (gain)	619	977	1,363	(3,181)
Other non-recurring income (3)	(8,815)	—	(8,815)	—
Adjustments for unconsolidated entities	(1)	(1)	(2)	4
Adjustments for noncontrolling interests	(62)	211	(192)	139
Normalized FFO attributable to controlling interest	$126,559	$75,530	$326,563	$203,649
NAREIT FFO per common share attributable to controlling interest — diluted	$0.55	$0.54	$1.55	$1.32
Normalized FFO per common share attributable to controlling interest — diluted	$0.58	$0.44	$1.64	$1.25
NAREIT FFO and Normalized FFO weighted average common share outstanding — diluted	217,711,583	169,802,090	199,494,794	162,908,219
Distributions paid to common stockholders	$48,783	$41,241	$143,214	$120,666

(1)
Totals may not add due to rounding.
(2)
For the three and nine months ended September 30, 2026, stock compensation expense includes $4,594,000 related to the accelerated vesting and modification of certain outstanding equity awards in connection with our previously disclosed Chief Executive Officer and Chief Financial Officer transitions during the third quarter of 2026, net of forfeitures.
(3)
Represents certain Ohio Medicaid quality incentive payments received by our ISHC segment pursuant to Ohio House Bill 479, or HB 479, that do not relate to the 2026 rate period. HB 479 was enacted in June 2026 and appropriated funding for nursing facility quality incentive payments. These amounts are included in resident fees and services revenue in our condensed consolidated statements of operations and comprehensive income, but are not reflective of our on-going operating performance.

American Healthcare REIT | Q3 2026 Supplemental | Page 18

Adjusted EBITDA, Coverage Ratios & Net Debt Reconciliation

(dollars in thousands)

Adjusted EBITDA Reconciliation

Q3 2026

Net income	$31,515

Interest expense, net (including amortization of deferred financing costs and amortization of debt discount/premium)	17,773
Income tax expense	740
Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities)	91,403

EBITDA	141,431

Income from unconsolidated entities	(49)
Straight line rent and amortization of above/below market leases	(437)
Non-cash impact of changes to equity instruments	9,284
Transaction, transition and restructuring costs	5,113
Amortization of direct origination and closing costs — debt investments	739
Foreign currency loss	619
Loss in fair value of derivative financial instruments	106
Other non-recurring income	(8,815)

Adjusted EBITDA	$147,991

Coverage Ratios and Net Debt Reconciliation

Q3 2026
Interest Coverage Ratios
Interest expense(1)	$17,773
Capitalized interest	834
Non-cash interest expense(2)	(1,553)
Total Interest	$17,054

Interest Coverage Ratio(3)	8.7X

Fixed Charge Coverage Ratio
Total interest	$17,054
Secured debt principal amortization	4,826
Total Fixed Charge	$21,880

Fixed Charge Coverage Ratio(3)	6.8X

Total debt	$1,380,767
Cash and cash equivalents	(222,767)
Restricted cash related to debt	(24,935)
Net Debt	$1,133,065

Net Debt-to-Annualized Adjusted EBITDA	1.9X

(1)	Includes approximately $1.4 million of cash interest expense from financing obligations, mortgage insurance premiums, and equipment financing.
(2)	Non-cash interest expense includes amortization of loan fees and debt discount/premium.
(3)	Interest Coverage Ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charge Coverage Ratio calculated as Adjusted EBITDA divided by Total Fixed Charge.

American Healthcare REIT | Q3 2026 Supplemental | Page 19

Same-Store Property Reconciliation

Total Property Count Reconciliation	ISHC	SHOP	OM	Triple-Net Leased Properties	Total
Prior quarter total property count (2Q26)	148	92	70	17	327
3Q26 acquisitions	—	17	—	—	17
3Q26 completed expansion	1	—	—	—	1
Current quarter total property count (3Q26)	149	109	70	17	345
Recent acquisitions	(23)	(43)	—	—	(66)
Non-Core Properties	(1)	(1)	(5)	—	(7)
Expansion and developments	(10)	(1)	—	—	(11)
Quarterly Same-Store property count (3Q26)	115	64	65	17	261

Sequential Same-Store reconciliation	ISHC	SHOP	OM	Triple-Net Leased Properties	Total
Quarterly Same-Store property count (2Q26)	115	64	65	17	261
Recent acquisitions	—	—	—	—	—
Dispositions	—	—	—	—	—
Expansion and developments	—	—	—	—	—
Current quarterly Same-Store property count (3Q26)	115	64	65	17	261

American Healthcare REIT | Q3 2026 Supplemental | Page 20

Cash NOI Reconciliation

(in thousands)

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	YTD 9/30/26	YTD 9/30/25
Net income	$31,515	$30,980	$24,011	$10,940	$56,639	$86,506	$59,878
General and administrative	21,582	19,891	17,605	16,529	14,108	59,078	42,206
Transaction, transition and restructuring costs	5,113	2,786	1,971	3,295	50	9,870	1,808
Depreciation and amortization	90,869	72,125	67,062	55,323	49,181	230,056	132,236
Interest expense	17,773	18,626	18,796	19,806	20,392	55,195	65,969
Loss (gain) in fair value of derivative financial instruments	106	(357)	(1,527)	(179)	(166)	(1,778)	1,213
(Gain) loss on dispositions of real estate investments, net	—	(5,647)	—	621	(691)	(5,647)	2,344
Impairment of real estate investments	—	1,719	418	11,802	3,768	2,137	38,133
(Income) loss from unconsolidated entities	(49)	(892)	(792)	(657)	(462)	(1,733)	2,624
Gain on re-measurement of previously held equity interest	—	—	—	—	(14,580)	—	(14,580)
Foreign currency loss (gain)	619	(75)	819	6	977	1,363	(3,181)
Other income, net	(3,473)	(1,914)	(2,335)	(3,491)	(2,309)	(7,722)	(5,314)
Income tax expense (benefit)	740	(3)	(525)	(2,415)	(21,092)	212	(19,756)
Total NOI	164,795	137,239	125,503	111,580	105,815	427,537	303,580

Straight line rent	(297)	(503)	(780)	(793)	(730)	(1,580)	(2,286)
Facility rental expense	6,752	6,752	6,761	6,849	7,030	20,265	21,807
Other non-cash adjustments	934	77	14	163	133	1,025	517
Cash NOI from dispositions	(6)	(355)	10	27	(102)	(351)	(716)
Cash NOI attributable to noncontrolling interests (1)	(734)	(250)	(250)	(250)	(251)	(1,234)	(758)
Cash NOI (1)	$171,444	$142,960	$131,258	$117,576	$111,895	$445,662	$322,144

(1)	All periods are based upon current quarter's ownership percentage.

American Healthcare REIT | Q3 2026 Supplemental | Page 21

Same-Store Revenue Reconciliation

(in thousands)

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	YTD 9/30/26	YTD 9/30/25
Integrated Senior Health Campuses
GAAP Revenue	$534,189	$512,878	$502,743	$472,577	$455,452	$1,549,810	$1,313,494
Cash revenue from dispositions	—	(2,069)	—	—	1	(2,069)	(2,680)
Cash revenue	534,189	510,809	502,743	472,577	455,453	1,547,741	1,310,814
Revenue attributable to new acquisitions/dispositions/other	(177,351)	(169,742)	(160,081)	(132,515)	(118,985)	(507,174)	(330,145)
Revenue attributable to Non-Core Properties	(3,576)	(3,568)	(6,554)	(6,680)	(6,655)	(13,698)	(19,258)
Other normalizing revenue adjustments	(7,772)	—	—	—	—	(7,772)	—
Same-Store revenue	$345,490	$337,499	$336,108	$333,382	$329,813	$1,019,097	$961,411

SHOP
GAAP Revenue	$166,904	$121,641	$107,024	$91,410	$76,606	$395,569	$217,025
Cash revenue from dispositions	—	—	—	—	(1)	—	(167)
Cash revenue attributable to noncontrolling interests (1)	(1,929)	(280)	(287)	(276)	(278)	(2,496)	(824)
Cash revenue (1)	164,975	121,361	106,737	91,134	76,327	393,073	216,034
Revenue attributable to new acquisitions/dispositions	(88,418)	(47,447)	(34,027)	(19,788)	(6,208)	(169,892)	(9,617)
Revenue attributable to development conversion	(1,105)	(1,014)	(904)	(897)	(864)	(3,023)	(2,255)
Revenue attributable to Non-Core Properties	(599)	(605)	(607)	(532)	(580)	(1,811)	(1,749)
Same-Store revenue (1)	$74,853	$72,295	$71,199	$69,917	$68,675	$218,347	$202,413

Outpatient Medical
GAAP Revenue	$30,666	$29,985	$30,842	$30,449	$31,181	$91,493	$95,629
Straight line rent	24	(100)	(358)	(363)	(243)	(434)	(675)
Other non-cash adjustments	(343)	(389)	(491)	(356)	(380)	(1,223)	(1,054)
Cash revenue from dispositions	1	(1)	—	(172)	(427)	—	(887)
Cash revenue	30,348	29,495	29,993	29,558	30,131	89,836	93,013
Revenue attributable to dispositions	—	—	—	—	(154)	—	(4,044)
Revenue attributable to Non-Core Properties	(1,838)	(1,773)	(1,874)	(1,931)	(2,230)	(5,485)	(7,157)
Same-Store revenue	$28,510	$27,722	$28,119	$27,627	$27,747	$84,351	$81,812

Triple-Net Leased Properties
GAAP Revenue	$10,390	$9,746	$10,165	$9,644	$9,698	$30,301	$29,895
Straight line rent	(321)	(403)	(422)	(430)	(487)	(1,146)	(1,611)
Other non-cash adjustments	881	169	200	200	200	1,250	624
Cash revenue from dispositions	—	(27)	—	—	(25)	(27)	(25)
Cash revenue attributable to noncontrolling interest (1)	(198)	(195)	(194)	(194)	(194)	(587)	(575)
Cash revenue (1)	10,752	9,290	9,749	9,220	9,192	29,791	28,308
Debt investments (2)	(2,771)	(1,171)	(1,158)	(1,167)	(1,165)	(5,100)	(3,809)
Revenue attributable to dispositions	—	—	—	—	—	—	(52)
Revenue attributable to Non-Core Properties	—	—	(159)	(157)	(157)	(159)	(470)
Other normalizing revenue adjustments	—	—	(354)	—	—	(354)	(522)
Same-Store revenue (1)	$7,981	$8,119	$8,078	$7,896	$7,870	$24,178	$23,455

Total Portfolio
GAAP Revenue	$742,149	$674,250	$650,774	$604,080	$572,937	$2,067,173	$1,656,043
Straight line rent	(297)	(503)	(780)	(793)	(730)	(1,580)	(2,286)
Other non-cash adjustments	538	(220)	(291)	(156)	(180)	27	(430)
Cash revenue from dispositions	1	(2,097)	—	(172)	(452)	(2,096)	(3,759)
Cash revenue attributable to noncontrolling interests (1)	(2,127)	(475)	(481)	(470)	(472)	(3,083)	(1,399)
Cash revenue (1)	740,264	670,955	649,222	602,489	571,103	2,060,441	1,648,169
Debt investments (2)	(2,771)	(1,171)	(1,158)	(1,167)	(1,165)	(5,100)	(3,809)
Revenue attributable to new acquisitions/dispositions/other	(265,769)	(217,189)	(194,108)	(152,303)	(125,347)	(677,066)	(343,858)
Revenue attributable to development conversion	(1,105)	(1,014)	(904)	(897)	(864)	(3,023)	(2,255)
Revenue attributable to Non-Core Properties	(6,013)	(5,946)	(9,194)	(9,300)	(9,622)	(21,153)	(28,634)
Other normalizing revenue adjustments	(7,772)	—	(354)	—	—	(8,126)	(522)
Same-Store revenue (1)	$456,834	$445,635	$443,504	$438,822	$434,105	$1,345,973	$1,269,091

(1)	All periods are based upon current quarter's ownership percentage.
(2)	Relates to debt security investment and debt investment within Triple-Net Leased Properties.

American Healthcare REIT | Q3 2026 Supplemental | Page 22

Same-Store NOI Reconciliation

(in thousands)

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	YTD 9/30/26	YTD 9/30/25
Integrated Senior Health Campuses
NOI	$90,047	$78,159	$71,759	$63,930	$62,168	$239,965	$176,093
Facility rental expense	6,752	6,752	6,761	6,849	7,030	20,265	21,807
Cash NOI from dispositions	—	(328)	—	—	1	(328)	(472)
Cash NOI	96,799	84,583	78,520	70,779	69,199	259,902	197,428
New acquisitions/dispositions/other	(16,039)	(12,727)	(9,933)	(5,852)	(6,538)	(38,699)	(12,464)
Non-Core Properties	(510)	(506)	(912)	(1,011)	(1,078)	(1,928)	(2,822)
Other normalizing adjustments	(7,772)	—	—	—	1,044	(7,772)	1,044
Same-Store NOI	$72,478	$71,350	$67,675	$63,916	$62,627	$211,503	$183,186

SHOP
NOI	$46,209	$31,522	$25,837	$19,764	$15,360	$103,568	$41,188
Other non-cash adjustments	102	—	—	—	—	102	—
Cash NOI from dispositions	—	—	—	4	24	—	88
Cash NOI attributable to noncontrolling interests (1)	(536)	(55)	(57)	(57)	(58)	(648)	(185)
Cash NOI (1)	45,775	31,467	25,780	19,711	15,326	103,022	41,091
New acquisitions/dispositions	(28,092)	(15,329)	(11,408)	(6,089)	(1,921)	(54,829)	(2,771)
Development conversion	(104)	(19)	330	301	343	207	980
Non-Core Properties	(24)	(32)	(66)	16	(59)	(122)	(176)
Other normalizing adjustments	—	—	—	—	—	—	147
Same-Store NOI (1)	$17,555	$16,087	$14,636	$13,939	$13,689	$48,278	$39,271

Outpatient Medical
NOI	$18,573	$18,492	$18,718	$18,717	$19,128	$55,783	$58,699
Straight line rent	24	(100)	(358)	(363)	(243)	(434)	(675)
Other non-cash adjustments	(68)	(111)	(203)	(55)	(85)	(382)	(162)
Cash NOI from dispositions	(6)	—	10	23	(127)	4	(332)
Cash NOI	18,523	18,281	18,167	18,322	18,673	54,971	57,530
Dispositions	—	—	—	—	83	—	(1,763)
Non-Core Properties	(956)	(890)	(918)	(898)	(1,259)	(2,764)	(4,183)
Other normalizing adjustments	—	—	—	318	—	—	—
Same-Store NOI	$17,567	$17,391	$17,249	$17,742	$17,497	$52,207	$51,584

Triple-Net Leased Properties
NOI	$9,966	$9,066	$9,189	$9,169	$9,159	$28,221	$27,600
Straight line rent	(321)	(403)	(422)	(430)	(487)	(1,146)	(1,611)
Other non-cash adjustments	900	188	217	218	218	1,305	679
Cash NOI from dispositions	—	(27)	—	—	—	(27)	—
Cash NOI attributable to noncontrolling interest (1)	(198)	(195)	(193)	(193)	(193)	(586)	(573)
Cash NOI (1)	10,347	8,629	8,791	8,764	8,697	27,767	26,095
Debt investments (2)	(2,771)	(1,171)	(1,158)	(1,167)	(1,165)	(5,100)	(3,809)
Dispositions	—	—	—	—	—	—	3
Non-Core Properties	—	—	(159)	(157)	(157)	(159)	(464)
Same-Store NOI (1)	$7,576	$7,458	$7,474	$7,440	$7,375	$22,508	$21,825

Total Portfolio
NOI	$164,795	$137,239	$125,503	$111,580	$105,815	$427,537	$303,580
Straight line rent	(297)	(503)	(780)	(793)	(730)	(1,580)	(2,286)
Facility rental expense	6,752	6,752	6,761	6,849	7,030	20,265	21,807
Other non-cash adjustments	934	77	14	163	133	1,025	517
Cash NOI from dispositions	(6)	(355)	10	27	(102)	(351)	(716)
Cash NOI attributable to noncontrolling interests (1)	(734)	(250)	(250)	(250)	(251)	(1,234)	(758)
Cash NOI (1)	171,444	142,960	131,258	117,576	111,895	445,662	322,144
Debt investments (2)	(2,771)	(1,171)	(1,158)	(1,167)	(1,165)	(5,100)	(3,809)
New acquisitions/dispositions/other	(44,131)	(28,056)	(21,341)	(11,941)	(8,376)	(93,528)	(16,995)
Development conversion	(104)	(19)	330	301	343	207	980
Non-Core Properties	(1,490)	(1,428)	(2,055)	(2,050)	(2,553)	(4,973)	(7,645)
Other normalizing adjustments	(7,772)	—	—	318	1,044	(7,772)	1,191
Same-Store NOI (1)	$115,176	$112,286	$107,034	$103,037	$101,188	$334,496	$295,866

(1)	All periods are based upon current quarter's ownership percentage.
(2)	Relates to debt security investment and debt investment within Triple-Net Leased Properties.

American Healthcare REIT | Q3 2026 Supplemental | Page 23

Defined Terms

•
Adjusted EBITDA: EBITDA excluding the impact of income or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash impact of changes to equity instruments, transaction, transition and restructuring costs, gain or loss on dispositions of real estate investments, amortization of direct origination and closing costs on debt investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring and/or one-time items.
•
Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system.
•
AL: Assisted living units.
•
Annualized Adjusted EBITDA: Current period (shown as quarterly) Adjusted EBITDA multiplied by four.
•
Annualized Cash NOI: Current quarter Cash NOI multiplied by four.
•
ABR: Annualized Base Rent. ABR is calculated as contractual base rent for the last month of the applicable period multiplied by 12.
•
Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments.
•
Cash NOI Margin: Calculated by dividing Cash NOI by cash revenue.
•
EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization.
•
EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information.
•
EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations.
•
EBITDARM: Earnings before interest, taxes, depreciation, amortization, facilities rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information.
•
EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid.
•
ExPOR: Expense per occupied unit. ExPOR is calculated as total expense generated by occupied units divided by the number of occupied units.
•
GAAP Revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), which includes straight line rent and other non-cash adjustments.
•
GLA: Gross leasable area.
•
Hospitals: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures.
•
IL: Independent living units.
•
Integrated Senior Health Campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA Structure (as defined on the next page).
•
Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company.
•
MC: Memory care units.

American Healthcare REIT | Q3 2026 Supplemental | Page 24

Defined Terms, continued

•
NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from dispositions of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO.
•
NAV: Net asset value.
•
Net Debt: Total Debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt.
•
NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, transaction, transition and restructuring costs, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions of real estate investments, impairment of real estate investments, impairment of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense.
•
Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are projected to be sold.
•
Normalized FFO or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): transaction, transition and restructuring costs; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the non-cash effect of income tax benefits or expenses; capitalized interest; impairment of intangible assets and goodwill; amortization of direct origination and closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis.
•
Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information.
•
OM: Outpatient Medical properties.
•
OP Unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments.
•
Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner.
•
Pro-Rata: As of September 30, 2026, we owned and/or operated buildings/properties through entities of which we owned less than 100% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis.
•
Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment.
•
Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months.
•
RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied units divided by the number of occupied units.

American Healthcare REIT | Q3 2026 Supplemental | Page 25

Defined Terms, continued

•
RIDEA Structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA Structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties.
•
Same-Store: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period.
•
Same-Store NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments.
•
Same-Store NOI Margin: Calculated by dividing Same-Store NOI by Same-Store revenue.
•
Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased.
•
SHOP: Senior housing operating properties.
•
SHOP+: Consists of the SHOP and ISHC segments.
•
SNFs: Skilled nursing facilities.
•
Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing building owners and managers association measurement standards.
•
Total Debt: The principal balances of the Company’s revolving credit facilities, term loan and secured indebtedness as reported in the Company’s consolidated financial statements.
•
Triple-Net Leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses.
•
WALT: Weighted average lease term.

American Healthcare REIT | Q3 2026 Supplemental | Page 26

https://www.americanhealthcarereit.com

18191 Von Karman Avenue, Suite 300

Irvine, California

American Healthcare REIT, Inc. (NYSE: AHR) is a real estate investment trust that acquires, owns and operates a diversified portfolio of clinical healthcare real estate, focusing primarily on senior housing communities, skilled nursing, and outpatient medical buildings across the United States, and in the United Kingdom and the Isle of Man.

American Healthcare REIT | Q3 2026 Supplemental | Page 27